UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          February 28, 2005

MAXCO, INC.

(Exact name of registrant as specified in its charter)

Michigan	0-2762	38-1792842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1118 Centennial Way, Lansing, Michigan		48917
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (517) 321-3130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
SIGNATURES

Item 3.02 Unregistered Sales of Equity Securities.

Effective February 28, 2005, a holder of certain notes converted a portion of the notes and related accrued interest into shares of common stock, as reflected in the following table:

Shares of
Amount	common stock
converted	issued
$1,000,000	250,000
$383,200	95,800

The following sets forth the information required by Item 701 in connection with the conversions:

(a)	The transaction was completed effective February 28, 2005.

(c)	The shares of common stock were issued in exchange for a portion of outstanding notes and related accrued interest. (see table above)

(d)	The exemption from registration was claimed pursuant to Regulation D under the Securities Act, Rule 501(a), based on the written representations of the share recipients.

(e)	The common stock issued in this transaction is not convertible or exchangeable. No warrants were issued in this transaction.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxco, Inc. (Registrant)

Date: March 18, 2005	/S/ Vincent Shunsky (Signature)

Vincent Shunsky Chief Financial Officer